Exhibit 99.1

NEWS RELEASE
For Immediate Release June 22, 2016	Investors: Michael D. Neese VP, Investor Relations (804) 287-8126 michael.neese@pfgc.com	Media: Joe Vagi Manager, Corporate Communications (804) 484-7737 joe.vagi@pfgc.com

Performance Food Group Company to Participate in the

Jefferies 2016 Global Consumer Conference

RICHMOND, Va. - Performance Food Group Company (“PFG”) (NYSE: PFGC) today announced that Bob Evans, PFG’s Chief Financial Officer, will present at the Jefferies 2016 Global Consumer Conference on Wednesday, June 22, 2016.

PFG reaffirms its previously announced fiscal 2016 Adjusted EBITDA growth outlook of 10% to 12%. The fiscal 2016 outlook for Adjusted EBITDA includes a 53rd week, which falls in the fourth quarter. PFG anticipates the extra week will add at least two percentage points to the fiscal 2016 outlook for Adjusted EBITDA.

Presentation slides will be available on www.pfgc.com.

Please see the “Forward-Looking Statements” section of this release for a discussion of certain risks to PFG’s outlook.

About Performance Food Group Company

Through its family of leading foodservice distributors – Performance Foodservice, Vistar, and PFG Customized – Performance Food Group Company (PFG) markets and distributes approximately 150,000 food and food-related products from 69 distribution centers to over 150,000 customer locations across the United States. PFG’s 12,000+ associates serve a diverse mix of customers, from independent and chain restaurants to schools, business and industry locations, hospitals, vending distributors, office coffee service distributors, big box retailers, and theaters. The company sources its products from more than 5,000 suppliers and serves as an important partner to its suppliers by providing them access to the company’s broad customer base. For more information, visit www.pfgc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements, including the statements in the “Outlook” section of this press release. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled “Risk Factors” in our prospectus dated May 18, 2016 filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) of the Securities Act on May 19, 2016, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts, including Winning Together;

•	our profitability is directly affected by cost inflation or deflation and other factors;

•	lack of long-term contracts with certain of our customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions;

•	our reliance on third-party suppliers and purchasing cooperatives;

•	labor risks and availability of qualified labor;

•	volatility of fuel costs;

•	changes in pricing practices of our suppliers;

•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	risks relating to any future acquisitions;

•	environmental, health, and safety costs;

•	reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	difficult economic conditions affecting consumer confidence;

•	product liability claims relating to the products we distribute and other litigation;

•	negative media exposure and other events that damage our reputation;

•	anticipated multiemployer pension related liabilities and contributions to our multiemployer pension plan;

•	impact of uncollectibility of accounts receivable; and

•	departure of key members of senior management.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release that may affect the accuracy of any forward-looking statement, except as required by law.

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